UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------

                                   FORM 8-K/A

                               AMENDMENT NO. 1 TO
                                 CURRENT REPORT
                             ---------------------

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): June 29, 2005

                             WYNN RESORTS, LIMITED
             (Exact name of registrant as specified in its charter)

         Nevada                         000-50028              46-0484987
(State or other jurisdiction of  (Commission File Number)   (I.R.S. Employer
      incorporation)                                        Identification No.)

                              WYNN LAS VEGAS, LLC
             (Exact name of registrant as specified in its charter)

           Nevada                      333-98369               88-0494878
(State or other jurisdiction of  (Commission File Number)   (I.R.S. Employer
      incorporation)                                        Identification No.)

       3131 Las Vegas Boulevard South
              Las Vegas, Nevada                                   89109
(Address of principal executive offices of each registrant)    (Zip Code)

                                 (702) 770-7555
              (Registrant's telephone number, including area code)

                                 Not Applicable
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                EXPLANATORY NOTE

The Current Report on Form 8-K previously filed by Wynn Resorts, Limited and Wynn Las Vegas, LLC on June 29, 2005 (the "Report"), included, as Exhibit 10.1, an incorrect version of the Second Amendment to Credit Agreement, dated as of June 29, 2005 (the "Second Amendment"), among Wynn Las Vegas, LLC, the Wynn Amendment Parties (as defined therein) and Deutsche Bank Trust Company Americas, as administrative agent on behalf of the Lenders (as defined therein). This Amendment No. 1 to the Report is being filed solely to replace
Exhibit 10.1 with a correct version of the Second Amendment. All references in the Report to the Second Amendment or Exhibit 10.1 shall hereinafter be deemed to refer to Exhibit 10.1 filed herewith.

Item 9.01.   Financial Statements and Exhibits.

     (c)  Exhibits:

          Exhibit
          Number      Description
          ------      -----------

           10.1 Second Amendment to Credit Agreement, dated as of June 29, 2005, among Wynn Las Vegas, LLC, the Wynn Amendment Parties (as defined therein) and Deutsche Bank Trust Company Americas, as administrative agent on behalf of the Lenders (as defined therein).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    September 28, 2005

                                          Wynn Resorts, Limited


                                          By:  /s/ Marc Rubinstein
                                              -----------------------------
                                              Marc Rubinstein
                                              Secretary

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    September 28, 2005

                                          WYNN LAS VEGAS, LLC

                                          By: Wynn Resorts Holdings, LLC, its
                                                sole member

                                          By: Wynn Resorts, Limited, its sole
                                                member


                                          By: /s/ Marc Rubinstein
                                              ------------------------------
                                              Marc Rubinstein
                                              Secretary